UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 12, 1998



                        GREEN TREE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



    Delaware                           1-08916               41-1807858
  ----------------                    -----------            -------------------
   (State or other                   (Commission             (I.R.S. Employer
   jurisdiction of                    File Number)           Identification No.)
    organization)

          1100 Landmark Towers
         Saint Paul, Minnesota                               55102-1639
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(Address of principal executive offices)                     (Zip Code)

                                 (612) 293-3400
                              --------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)



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               GREEN TREE FINANCIAL CORPORATION AND SUBSIDIARIES
                              --------------------

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On June 30, 1998, the Registrant was acquired (the "Merger") by Conseco, Inc. ("Conseco") pursuant to an Agreement and Plan of Merger dated as of April 6, 1998, as amended, among Conseco, Marble Acquisition Corp., a Delaware Corporation and a wholly owned subsidiary of Conseco, and the Registrant. In the Merger, each share of the Registrant's common stock, par value $.01 per share, was converted into .9165 of a share of Conseco's common stock, no par value. Conseco issued approximately 124 million shares of Conseco common stock in exchange for all of the Registrant's common shares and equivalents. As a result of the Merger, the Registrant became a wholly owned subsidiary of Conseco. Conseco is a publicly held financial services holding company that develops, markets and administers supplemental health insurance, annuity, life insurance, individual and group major medical insurance and other insurance products. PricewaterhouseCoopers LLP serves as Conseco's independent accountants. On November 12, 1998, the Registrant's Board of Directors dismissed KPMG Peat Marwick LLP and approved the selection of PricewaterhouseCoopers LLP as the Registrant's independent accountants for the year ending December 31, 1998. The firm of KPMG Peat Marwick LLP served as the Registrant's independent accountants for the years ended December 31, 1997 and 1996. KPMG Peat Marwick LLP issued an unqualified opinion on the Registrant's consolidated financial statements as of and for the years ended December 31, 1997 and 1996. Such opinion refers to the Company's adoption of the provisions of Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 125 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" in 1997.

(b) There were no disagreements with KPMG Peat Marwick LLP within the meaning of Instruction 4 to Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the Registrant's financial statements for the years ended December 31, 1997 and 1996 or for any subsequent interim period, which disagreements if not resolved to its satisfaction would have caused KPMG Peat Marwick LLP to make reference to the subject matter of the disagreement in connection with its reports.

(c) During the two most recent fiscal years and through November 12, 1998, the Registrant has not consulted with PricewaterhouseCoopers LLP on matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

(d) KPMG Peat Marwick LLP has furnished a letter addressed to the Commission stating whether it agrees with the statements contained above. A copy of that letter, dated November 13, 1998, is filed as Exhibit 16.1 to this Form 8-K.

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                GREEN TREE FINANCIAL CORPORATION AND SUBSIDIARIES

                              --------------------

ITEM 7(c). EXHIBIT

     16.1 Letter of KPMG Peat Marwick LLP to the Securities and Exchange Commission included herein pursuant to Item 304(a)(3) of Regulation S-K.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GREEN TREE FINANCIAL CORPORATION


DATE:  November 12, 1998              By:  /s/ ROLLIN M. DICK
                                           ----------------------------------
                                           Name:  Rollin M. Dick
                                           Title: Executive Vice President
                                                  and Chief Financial Officer